Statement of Additional Information Supplement

June 17, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 17, 2016 to the Morgan Stanley Institutional Fund, Inc.
Statement of Additional Information dated April 29, 2016

Active International Allocation Portfolio

Advantage Portfolio

Asia Opportunity Portfolio

Asian Equity Portfolio

Emerging Markets Fixed Income Opportunities Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Frontier Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Quality Portfolio

Global Real Estate Portfolio

Growth Portfolio

Insight Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

Multi-Asset Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Effective June 30, 2016, Morgan Stanley Investment Management Limited will no longer be a Sub-Adviser to the Emerging Markets Leaders and Emerging Markets Portfolios and Ana Cristina Piedrahita will no longer serve as a portfolio manager to the Emerging Markets Portfolio. Accordingly, effective June 30, 2016, all references to Morgan Stanley Investment Management Limited will be removed from the Fund's Statement of Additional Information with respect to the Emerging Markets Leaders and Emerging Markets Portfolios and all references to Ms. Piedrahita will be removed from the Statement of Additional Information.

In the table under the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings," all references to R.V. Kuhns & Associates, Inc. are hereby deleted.

The information in the column entitled "Information Disclosed" in the table under the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" with respect to KPMG LLP is hereby deleted and replaced with the following:

Information regarding the Portfolio's holdings in KPMG LLP's top audit clients' securities greater than or equal to 12.5% of the total fund market value during the month

The second paragraph under the section of the Statement of Additional Information entitled "Account Policies and Features—Valuation of Shares" is hereby deleted and replaced with the following:

In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser and/or Sub-Advisers, as applicable, that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Effective July 1, 2016, the information in the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" which shows the contractual advisory fees and the maximum expense ratios for the Global Real Estate Portfolio and the Small Company Growth Portfolio is hereby deleted in its entirety and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2.0 billion; and 0.80% of the portion of the daily net assets exceeding $2.0 billion.	1.05%	1.40%	1.90%	2.15%	0.99%
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.00%	1.35%	1.85%	2.10%	0.93%

Please retain this supplement for future reference.